

2017 WELLS FARGO WEST COAST ENERGY CONFERENCE

JUNE 2017

Forward-looking Statements

This presentation contains various forward-looking statements and information that are based on management's current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "expect," "anticipate," "plan," "intend," "seek," "will," "should," "goal" and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company's anticipated performance, quality of assets, rig utilization rate, capital spending by oil and gas companies, and the Company's international operations.

Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration and production companies, the highly competitive nature of our business, technological advancements and trends in our industry and improvements in our competitors' equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under our senior secured revolving credit facility and our senior notes, operating hazards inherent in our operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of drilling rig, well servicing rig, coiled tubing and wireline unit components, the continued availability of qualified personnel, the success or failure of our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, the political, economic, regulatory and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment.

Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2016. Other unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise investors to use caution and common sense when considering our forward-looking statements.

Pioneer Energy Services – Diversified Services

COMPANY OVERVIEW

TTM REVENUE[1]: **$298 MILLION**

MARKET CAPITALIZATION[2]: **$161 MILLION**

ENTERPRISE VALUE[2]: **$530 MILLION**

SERVICE LINES: **LAND DRILLING, WELL SERVICING, WIRELINE, COILED TUBING**

EMPLOYEES: **1,800**



PIONEER
PIONEER
PIONEER
PIONEER
PIONEER
PIONEER
PIONEER
PIONEER
PIONEER
PIONEER

% of TTM REVENUE



Drilling - US
36%
Production
Services
58%
Drilling -
Colombia
6%

PRODUCTION SERVICES	
Well Servicing	125 Rigs
Wireline	114 Units
Coiled Tubing	17 Units

DRILLING SERVICES	
Drilling Services - US	16 Rigs
Drilling Services – Colombia	8 Rigs
Total Drilling	*24 Rigs*

(1) TTM revenue as of March 31, 2017
(2) Market Capitalization as of June 15, 2017; debt and cash as of March 31, 2017

Recent Updates

PIONEER

Drilling

- May utilization was 74%. Current utilization is 83%.
  - In the U.S., rigs remain 100% contracted with dayrates continuing to increase. 16th AC rig upgrade completed and now working in West Texas.
  - In Colombia, four rigs currently working. Anticipate two additional rigs to be contracted and begin earning by mid-August.

Production Services

- Well Servicing May utilization was 48% as compared to 43% in the prior quarter. June month-to-date utilization is 50%.
- Coiled Tubing activity and pricing improving from first quarter 2017 levels.
- Wireline activity and pricing remains strong.

Fleet Composition

PIONEER



COILED TUBING
10
13
13
17
17
17
2012
2013
2014
2015
2016
2017E



WELL SERVICING
108
109
116
125
125
125
2012
2013
2014
2015
2016
2017E



WIRELINE
120
119
120
125
114
118
2012
2013
2014
2015
2016
2017E



DRILLING SERVICES[1]
69
62
53
31
24
24
2012
2013
2014
2015
2016
2017E

(1) Since year-end 2011, added 15 AC rigs and disposed of 55 non-AC rigs which includes six designated as held-for-sale as of 12/31/16

Note: all counts are as of year-end

Balance Sheet and Cash Flow Management

- Completed equity offering in December 2016 with net proceeds of $65.4 million applied to outstanding borrowings under the credit facility
- Reduced total debt approximately $180 million since the first quarter of 2013
- Amended the revolving credit facility in the second quarter of 2016
  - Minimum EBITDA covenant introduced from the fourth quarter of 2016 through the second quarter of 2017
  - Adjusted Senior Debt to EBITDA (ratio excludes unsecured debt) and Interest Coverage ratios through maturity
  - Total commitments of $150 million



Debt Maturities
(as of 5/2/17)
($ millions)
$400
$300
$200
$100
$0
$80
$300
2016
2017
2018
2019
2020
2021
2022
Credit Facility
6.125% Senior Notes

Industry-Leading Safety

PIONEER

- For many years, Pioneer has been a leader in safety. Our commitment to industry-leading safety helps us retain high-quality employees, broaden our client base, and reduce operating costs.
- Pioneer recognized by IADC as the safest land contract driller in 2015 of the top 15 busiest contractors



Total Recordable Incident Rate
(injuries per 200,000 man-hours)
5
4
3
2
1
0
2010
2011
2012
2013
2014
2015
2016
PES - US Land
IADC & AESC- without PES

Source: IADC/AESC

Production Services
(Annual AESC Safety Awards)

2016

1st place – Coiled Tubing (Division IV)

3rd place – Wireline (Division IV)

2015

1st place – Wireline (Division IV)

3rd place – Well Servicing (Division IV)

2014

2nd place – Well Servicing (Division V)

2013

1st place – Well Servicing (Division V)

PIONEER



PRODUCTION SERVICES

Well Servicing

PIONEER

SERVICE OVERVIEW

- Of the top-tier well servicing providers, Pioneer has the:
  - ***Highest average hourly rate***
  - ***Highest average horsepower fleet*** with all rigs either ***550hp*** or ***600hp***
  - ***Highest percentage of taller mast rigs*** with all masts either ***104', 112', 116', or 121'*** in height
- ***100% of rigs*** are capable of working in the ***unconventional plays***
- Established in the ***Bakken, Eagle Ford, Fayetteville, Permian, Niobrara*** and along the ***Texas/Louisiana Gulf Coast***

OPERATING LOCATIONS



FLEET GROWTH[1]


108
109
116
125
125
125
2012
2013
2014
2015
2016
2017E

(1) Year-end rig count

Wireline

PIONEER

SERVICE OVERVIEW

- ***Leading market share position*** in a number of key geographic markets
- Majority of revenue derived from cased-hole operations that include ***perforating, logging, and pipe recovery***
- Established in the ***Bakken, Eagle Ford, Niobrara, Mid-Continent, Permian***, and ***onshore/offshore Louisiana***

OPERATING LOCATIONS



DIVERSIFIED SERVICE OFFERINGS[1]



Open/Cased Hole Logging
Mechanical Services
Plug/Shoot

FLEET GROWTH[2]



120
119
120
125
114
118
2012
2013
2014
2015
2016
2017E

(1) Based on Q1 2017 revenue
(2) Year-end unit count

Coiled Tubing

PIONEER

SERVICE OVERVIEW

- Fleet currently provides an array of services with coil capabilities ranging from ***1 1/4" to 2 5/8"*** coiled tubing
- Established in the ***Eagle Ford*** and ***onshore/offshore Louisiana***

OPERATING LOCATIONS



UNIT COUNT[1]: 17


Offshore Units 5
Onshore Units 12
1
2
7
7
2 5/8"
2 3/8"
2"
< 2"

FLEET GROWTH[2]


10
13
13
17
17
17
2012
2013
2014
2015
2016
2017E

(1) Coil unit size is based on most common configuration; all units are capable of running 2" and <2" coil
(2) Year-end rig count



DRILLING SERVICES

Drilling Services

PIONEER

FLEET CHARACTERISTICS


U.S. FLEET
Contracted
100%
7,500psi Mud System
100%
≥1,500HP Drawworks
94%
Walking
94%
Pad-Ready
100%
AC
100%


COLOMBIA FLEET
Contracted
50%
≥1,500HP Drawworks
100%
Walking
75%
Pad-Ready
100%
SCR
100%

OPERATING LOCATIONS



TOTAL RIG FLEET UTILIZATION


7
7
1
1
2
2
8
4
6
6
Permian
Eagle Ford/STX
Bakken
Colombia
Marcellus/Utica

*red indicates active rigs



FINANCIAL PERFORMANCE

Historical Financial Results

PIONEER

REVENUE / ADJUSTED EBITDA ($ millions)



$1,125
$1,000
$875
$750
$625
$500
$375
$250
$125
$0
$960
$235
$1,055
$277
$541
$111
$277
$14
$298
$14
2013
2014
2015
2016
2017 TTM
Revenue
Adjusted EBITDA

CAPEX SPEND ($ millions)



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$165
$175
$160
$32
$25
2013
2014
2015
2016
2017 YTD

Note: All data points reflect calendar year and trailing twelve months information derived from 10-K and 10-Q filings.
Please refer to Reconciliation of Adjusted EBITDA to Net Income

Liquidity and Capital Structure

PIONEER

($ millions)		March 31st, 2017 Actual
Cash	$	7.3
Senior Secured Revolving Credit Facility due 2019		79.7
6.125% Senior Unsecured Notes due 2022		300.0
Other[1]		(6.1)
Total Debt	$	373.6
Shareholders' Equity		257.2
Total Capitalization	$	630.9

(1) Unamortized debt issuance costs

Reconciliation of Net Income to Adjusted EBITDA

PIONEER

Adjusted EBITDA represents income (loss) before interest expense, income tax (expense) benefit, depreciation and amortization, loss on extinguishment of debt, impairments, and the Colombian Net Equity Tax. Adjusted EBITDA is a non-GAAP measure that our management uses to facilitate period-to-period comparisons of our core operating performance and to evaluate our long-term financial performance against that of our peers. We believe that this measure is useful to investors and analysts in allowing for greater transparency of our core operating performance and makes it easier to compare our results with those of other companies within our industry. Adjusted EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities or (c) as a measure of liquidity. In addition, Adjusted EBITDA does not represent funds available for discretionary use. Adjusted EBITDA may not be comparable to other similarly titled measures reported by other companies. A reconciliation of net income (loss) as reported to Adjusted EBITDA is included in the tables below:

	Year-Ending December 31,				
($ in millions)	2012	2013	2014	2015	2016
Net Income (Loss)	**30.0**	**(35.9)**	**(38.0)**	**(155.1)**	**(128.4)**
Depreciation & Amortization	164.7	187.9	183.4	150.9	114.3
Net Interest	37.0	48.3	38.8	21.2	25.9
Loss on Extinguishment of Debt	-	-	31.2	2.2	0.3
Impairment Expense	1.1	54.3	73.0	129.2	12.8
Income Tax Expense (Benefit)	16.4	(19.8)	(11.3)	(37.6)	(10.7)
Adjusted EBITDA	**249.3**	**234.7**	**277.1**	**110.8**	**14.2**

($ in millions)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	TTM
Net Income (Loss)	**(30.0)**	**(34.6)**	**(36.1)**	**(25.1)**	**(125.8)**
Depreciation & Amortization	28.9	28.7	26.9	25.0	109.5
Net Interest	6.4	6.7	6.6	6.1	25.7
Impairment Expense	-	4.3	8.6	-	12.8
Loss on Extinguishment of Debt	0.3	-	-	-	0.3
Income Tax Expense (Benefit)	(2.0)	(1.7)	(5.1)	0.0	(8.7)
Adjusted EBITDA	**3.6**	**3.3**	**0.9**	**6.0**	**13.8**

PIONEER

Pioneer Energy Services